                                                                    Exhibit 10.1


                    THIRD AMENDMENT, CONSENT AND WAIVER OF
                        POST-PETITION CREDIT AGREEMENT

     THIS THIRD AMENDMENT, CONSENT AND WAIVER OF POST-PETITION CREDIT AGREEMENT (this "Amendment"), dated as of August 13, 2001, is entered into among PILLOWTEX CORPORATION, PILLOWTEX, INC., PTEX HOLDING COMPANY, PILLOWTEX MANAGEMENT SERVICES COMPANY, BEACON MANUFACTURING COMPANY, MANETTA HOME FASHIONS, INC., TENNESSEE WOOLEN MILLS, INC., FIELDCREST CANNON, INC., CRESTFIELD COTTON COMPANY, ENCEE, INC., FCC CANADA, INC., FIELDCREST CANNON FINANCING, INC., FIELDCREST CANNON LICENSING, INC., FIELDCREST CANNON INTERNATIONAL, INC., FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.), FIELDCREST CANNON TRANSPORTATION, INC., ST. MARYS, INC., AMOSKEAG MANAGEMENT CORPORATION, DOWNEAST SECURITIES CORPORATION, BANGOR INVESTMENT COMPANY, MOORE'S FALLS CORPORATION, THE LESHNER CORPORATION, LESHNER OF CALIFORNIA, INC., and OPELIKA INDUSTRIES, INC. (collectively, the "Borrowers"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                  BACKGROUND
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     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Post-Petition Credit Agreement, dated as of November 14, 2000 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrowers, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

     1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is hereby amended
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as follows:

         (a)   Section 1.1 is amended by amending the definition of "EBITDA" in
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     its entirety, as follows:

               "EBITDA":  for any period, determined in accordance with GAAP on
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          a consolidated basis for the Borrowers and their Subsidiaries the sum of (a) Earnings From Operations plus (b) depreciation and amortization to the extent included in determining Earnings From Operations, plus
          (c) professional fees incurred outside the ordinary course of business including legal counsel, financial advisors, human resource consultants, manufacturing consultants, and cash management consultants to the extent included in determining Earnings From Operations, plus (d) non-cash charges associated with the permanent closure of a facility or facilities to the extent included in determining Earnings From Operations, plus, (e) cash charges associated with the permanent closure of a facility or facilities to the extent included in determining Earnings From Operations, plus (f) non-cash charges associated with the write-down or adjustment of net asset values including goodwill to the extent included in determining Earnings From Operations, plus (g) other non-cash charges (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period except as noted in (d) and (e), above) to the extent included in determining Earnings From Operations, plus (h) payments or accruals related to a Bankruptcy Court approved key employee retention program, plus (i) payments for severance made prior to the Filing Date to the extent deducted in determining Earnings From Operations, plus (j) Earnings From Operations associated with the Borrowers' blankets division, to the extent included in determining consolidated Earnings From Operations.

          (b)  Section 4.12 is entirely amended, as follows:
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               4.12  [Intentionally deleted].
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          (c)  Section 7.1(c) is entirely amended, as follows:
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               (c) as soon as practical, but in any event within 20 Business Days after the end of each fiscal month of each fiscal year other than the last fiscal month of each fiscal quarter, and within 45 Business Days after the end of the last fiscal month of each fiscal quarter, commencing as of the fiscal month ending on December 2, 2000, the unaudited Consolidated balance sheet of the Parent Corporation and its Subsidiaries as at the end of such month and the related unaudited Consolidated statement of income and statement of cash flows of the Parent Corporation and its Subsidiaries for such month and for the portion of the fiscal year of the Parent Corporation and its Subsidiaries through such date in the form and detail similar to those customarily prepared by management of the Parent Corporation for internal use, setting forth in each case (a) detailed results of operations and cash flow, and (b) in comparative form the Consolidated figures for the corresponding month of, and year to date portion of, the previous year and the figures for such periods in the

          Budget, certified by the chief financial officer, controller or treasurer of the Parent Corporation as being fairly stated in all material respects, subject to year-end audit adjustments; provided
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          that such financial information for the fiscal months ending December
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          30, 2000 and February 2, 2001 will not be required to be delivered until the earlier of (i) five (5) days after the completion of the financial statement audit of the Parent Corporation for the fiscal year 2000 by the Parent Corporation's outside auditor, KPMG, and (ii) March 23, 2001.

          (d)  New Sections 7.1(n) and (o) are added immediately following
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     Section 7.1(m), as follows:
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               (n) as soon as practical, but in any event no later than 20 Business Days after the end of each fiscal month of the Parent Corporation, (i) a report on consummated asset sales and the status of proposed asset sales, (ii) a report on the status of the Subject Assets (as defined in the Financing Orders), including detail regarding collection of accounts relating to the Subject Assets, and
          (iii) a supplement, in electronic form, to the list of claims filed in the Bankruptcy Case provided to Administrative Agent on August _____, 2001, all in form and detail satisfactory to the Administrative Agent; and

               (o) as soon as practical, but in any event no later than 20 Business Days after the end of the last fiscal month of each fiscal quarter of the Parent Corporation, a draft of the financial statements required to be delivered under Section 7.1(c) above for such month;
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          provided that, the accompanying certificate may be qualified to the
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          effect that the financial information is based on preliminary estimates, may not reflect all accounting adjustments being considered by the Parent Corporation, and may be subject to adjustment.

          (e)  Section 8.16 is entirely amended, as follows:
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               Section 8.16  Asset Coverage Ratio.  Permit, at any time,
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          determined in accordance with GAAP on a consolidated basis for the Borrowers and their Subsidiaries, the ratio of (a) the sum of (i) the net book value of accounts receivable, plus (ii) the net book value of inventory, plus (iii) the book value of owned land, real property, equipment, leasehold improvements and other fixed assets, net of depreciation, plus (iv) cash on hand, to (b) the outstanding principal amount of all Pre-Petition Indebtedness and the Obligations, to be less than the ratios set forth below during the periods set forth below, measured twice monthly pursuant to the reporting requirements set forth in Section 7.1:


                        Period                           Minimum Ratio
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          June 30, 2001 through August 29, 2001          1.23 to 1.00
          August 30, 2001 through September 29, 2001     1.22 to 1.00
          September 30, 2001 through October 30, 2001    1.21 to 1.00
          October 31, 2001 through November 14, 2001     1.20 to 1.00

          (f)  Section 8.17 is entirely amended, as follows:
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               8.17  EBITDA.  Allow EBITDA for the periods set forth below to be
                     ------
          less than the amount set forth opposite each such period:

                     Period                         Amount
                     ------                         ------
               1 month ended 6/30/01             ($5,900,000)
               2 months ended 7/31/01            ($7,700,000)
               3 months ended 8/30/01            ($4,800,000)
               4 months ended 9/30/01            ($4,600,000)
               5 months ended 10/30/01           $0

     2.   CONSENT.  The Lenders hereby consent to any orders of the Bankruptcy
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Court granting to (a) ARK CLO 2000-1 Limited ("ARK CLO") relief from the automatic stay applicable under Section 362 of the Bankruptcy Code and allowing ARK CLO to proceed to exercise its non-bankruptcy rights and remedies under the documents relating to the Lease Agreement dated September 18, 1995, between the predecessor-in-interest of ARK CLO, as lessor, and the Parent Corporation, as lessee, and (b) The CIT Group/Equipment Financing, Inc. ("CIT") relief from the automatic stay applicable under Section 362 of the Bankruptcy Code and allowing CIT to proceed to exercise its non-bankruptcy rights and remedies under the documents relating to the Loan and Security Agreement dated on or about June 26, 1996, between Opelika Industries, Inc., as borrower, and CIT, as lender.

     3.   WAIVER.  To the extent that an Event of Default will occur, pending
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Bankruptcy Court approval of this Amendment, under Section 7.1(c), Section
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7.1(e) and Section 7.1(k) (solely with respect to the certificate of compliance
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with Section 8.16) of the Credit Agreement, Section 7.2(b) of the Credit
     ------------                           --------------
Agreement (solely with respect to the certificate required to be delivered concurrent with the foregoing), Section 7.1(l) of the Credit Agreement, Section
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8.16 of the Credit Agreement, and Section 7.7(a) (solely with respect to notice
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of any Default or Event of Default arising from any of the foregoing) of the Credit Agreement (collectively, the Specified Defaults'), the Lenders hereby
                                    ------------------
waive such Specified Defaults through the earlier of (a) September 15, 2001, or
(b) the date of the Bankruptcy Court order approving the terms of this Amendment.

     4.   AMENDMENT FEE.  Borrowers shall pay to the Administrative Agent, for
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the pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, August 14, 2001, an amendment fee in an amount equal to the product of (a) 0.75% multiplied by (b) an amount equal to such Lender's portion of the

Total Credit Commitment. Such amendment fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section
                                                                         -------
7 of this Amendment have been satisfied and shall be due and payable to each
-
Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 7 of this Amendment have
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been satisfied. The Borrowers agree that the failure to pay the amendment fee provided in this Section 4 shall, after the expiration of any applicable grace
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period, be an Event of Default under Section 9.1(a)(ii) of the Credit Agreement.
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     5.   ADDITIONAL EVENTS OF DEFAULT.  Notwithstanding anything in the DIP
          ----------------------------
Financing Documents to the contrary, it will constitute an immediate Event of Default (with no grace or cure period) if the Parent Corporation shall fail to deliver to Administrative Agent (a) on or before August 15, 2001, a report from Interbrand Corporation, (b) on or before September 15, 2001, a draft term sheet summarizing the Borrowers' proposed plan of reorganization, which draft term sheet shall include classification of claims and proposed treatment for each class of claims, which treatment may consist of ranges based on varying assumptions, (c) on or before September 30, 2001, the Borrowers' three year financial forecast, (d) on or before September 15, 2001, a report from Stern Stewart, and (e) on or before October 15, 2001, a draft of the Borrowers' proposed plan of reorganization and disclosure statement.

     6.   REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof,
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the Borrowers represent and warrant to the Lenders that, as of the date hereof:

          (a) after giving effect hereto, the representations and warranties contained in the Credit Agreement and the other DIP Financing Documents are true and correct on and as of the date hereof as if made on and as of such date;

          (b) after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrowers have legal power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or other debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Requirement of Law or Contractual Obligation; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person (including the Board of Directors of any

     Borrower), is required for the execution, delivery or performance by the Borrowers of this Amendment.

     7.   CONDITIONS OF EFFECTIVENESS.  This Amendment shall be effective as of
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August 13, 2001; provided, however, that Sections 1 and 5 hereof shall be
                                         ----------     -
effective as of such date only after each of the following conditions precedent shall have been satisfied:

     (a) the Administrative Agent shall receive counterparts of this Amendment executed by the Required Lenders and the Borrowers;

     (b) the Administrative Agent shall receive the following, in form and detail satisfactory to the Administrative Agent:

          (i) a full accounting of asset sales and proceeds received by the Borrowers since the Filing Date, and payment of 100% of the net proceeds received by the Borrowers from such sales for application in accordance with Financing Orders;

          (ii) delivery of outstanding accounting and other information requested by PricewaterhouseCoopers in its letter of July 10, 2001 to Mike Harmon; and

          (iii) a list of all claims filed in the Bankruptcy Cases as of the bar date, in electronic form;

     (c)  Borrowers shall pay the Amendment Fee;

     (d)  the Bankruptcy Court shall approve this Amendment;

     (e)  the representations and warranties set forth in Section 6 of this
                                                          ---------
Amendment shall be true and correct; and

     (f) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     8.   REFERENCE TO CREDIT AGREEMENT.  Upon the effectiveness of this
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Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     9.   COUNTERPARTS; EXECUTION VIA FACSIMILE.  This Amendment may be executed
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in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     10.  GOVERNING LAW: BINDING EFFECT.  This Amendment shall be governed by
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and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrowers, the Administrative Agent, each Lender and their respective successors and assigns.

     11.  HEADINGS.  Section headings in this Amendment are included herein for
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convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     12.  DIP FINANCING DOCUMENT.  This Amendment is a DIP Financing Document
          ----------------------
and is subject to all provisions of the Credit Agreement applicable to DIP Financing Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     13.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE OTHER DIP
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FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PILLOWTEX CORPORATION
PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS, INC.
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.



By:  __________________________
     Name:_____________________
     Title:____________________


     Third Amendment, Consent and Waiver of Post Petition Credit Agreement
                                Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and a Lender


By:  ________________________________
     William E. Livingstone, IV
     Managing Director

     Third Amendment, Consent and Waiver of Post Petition Credit Agreement
                                Signature Page

LENDERS:


THE BANK OF NOVA SCOTIA


By:   _______________________________
Name:________________________________
Title:_______________________________


CREDIT LYONNAIS - NEW YORK BRANCH


By:   _______________________________
Name:________________________________
Title:_______________________________


BANK ONE, TEXAS, N.A.


By:   _______________________________
Name:________________________________
Title:_______________________________

FLEET NATIONAL BANK, (formerly known as Fleet Bank, N.A.)


By:   _______________________________
Name:________________________________
Title:_______________________________

FRANKLIN FLOATING RATE TRUST


By:   _______________________________
Name:________________________________
Title:_______________________________


     Third Amendment, Consent and Waiver of Post Petition Credit Agreement
                                Signature Page

GOLDMAN SACHS CREDIT PARTNERS L.P.


By:   _______________________________
Name:________________________________
Title:_______________________________


ING BARING (U.S.) CAPITAL, LLC


By:   _______________________________
Name:________________________________
Title:_______________________________


MARINER LDC


By:   _______________________________
Name:________________________________
Title:_______________________________

BHF (USA) CAPITAL CORPORATION


By:   _______________________________
Name:________________________________
Title:_______________________________


By:   _______________________________
Name:________________________________
Title:_______________________________



GENERAL ELECTRIC CAPITAL CORPORATION         By:
                                             Name:
                                             Title:


     Third Amendment, Consent and Waiver of Post Petition Credit Agreement
                                Signature Page

GUARANTY BUSINESS CREDIT CORPORATION


By:   _______________________________
Name:________________________________
Title:_______________________________


WELLS FARGO BANK TEXAS, NATIONAL
ASSOCIATION, successor by consolidation to Wells
Fargo Bank (Texas), National Association


By:   _______________________________
Name:________________________________
Title:_______________________________

BANK OF AMERICA, N.A. (Trading)


By:   _______________________________
Name:________________________________
Title:_______________________________


FOOTHILL INCOME TRUST II, L.P.


By:   _______________________________
Name:________________________________
Title:_______________________________


     Third Amendment, Consent and Waiver of Post Petition Credit Agreement
                                Signature Page